SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 22, 2004
(Date of Earliest Event Reported)

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ChromaVision Medical Systems, Inc.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware (State or Other Jurisdiction of Incorporation or Organization)	Commission File: 000-22677	75-2649072 (I.R.S. Employer Identification No.)

33171 Paseo Cerveza San Juan Capistrano, California (Address of Principal Executive Offices)	92675 (Zip Code)

(949) 443-3355

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. Other Events

     On July 22, 2004, ChromaVision Medical Systems, Inc. (“ChromaVision”) issued a press release announcing that it had named Ron Andrews to become its President and Chief Executive Officer. A copy of the press release is furnished as Exhibit 99.1 to this report.

     In addition, ChromaVision's registration statement on Form S-3 (SEC File No. 333-114214) covering the resale of up to 11,960,000 shares of common stock issued in connection with the Company's private placement in March and April of 2004 was declared effective by the Securities and Exchange Commission at 5:30 PM eastern time on July 22, 2004. The shares covered by the registration statement were issued to a limited number of accredited investors in March and April of 2004 in a private placement exempt from the registration requirements of the Securities Act of 1933. ChromaVision will not receive proceeds from resales by the selling security holders of the securities covered by the registration statement.

ITEM 12. Results of Operations and Financial Conditions

     On July 22, 2004, ChromaVision issued a press release regarding ChromaVision’s results of operations for the quarter ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.2 to this report.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ChromaVision Medical Systems, Inc.
Date: July 22, 2004	By:	/s/ Stephen T.D. Dixon
		Name:	Stephen T.D. Dixon
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1*	Press release, dated July 22, 2004, issued by ChromaVision Medical Systems, Inc.
99.2*	Press release, dated July 22, 2004, issued by ChromaVision Medical Systems, Inc.

*Filed herewith